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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               ________________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 1, 2001


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
              (Exact Name of Registrant as Specified in Charter)


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
       Not Applicable             333-28811-01            Not Applicable
       --------------             ------------          ------------------
      (State or Other             (Commission              (IRS Employer
      Jurisdiction of             File Number)          Identification No.)
      Incorporation)
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                140 Industrial Drive, Elmhurst, Illinois, 60126
        --------------------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8080
             ----------------------------------------------------
             (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
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     On March 1, 2001 the Saks Credit Card Master Trust issued Series 2001-1
Senior Class Asset Backed Certificates in an amount not to exceed $250,410,000 in the aggregate.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------

     (c)    Exhibits.

            The following exhibits are filed herewith:

     Exhibit No.                         Description
     -----------                         -----------

     4.1 Series 2001-1 Supplement dated as of March 1, 2001, to the Master Pooling and Servicing Agreement dated as of August 21, 1997, among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee

     4.2 Certificate Purchase Agreement dated as of March 1, 2001, by and among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, Enterprise Funding Corporation, as Purchaser, and Bank of America, N.A., as Agent, Senior Class Agent and individually as a Bank Investor

                                      -2-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                        (Registrant)



                                        /s/ Charles J. Hansen
                                        -----------------------------
                                            Charles J. Hansen
                                            Senior Vice President and
                                            Deputy General Counsel



Date:  April 19, 2001

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit
-------
 4.1 Series 2001-1 Supplement dated as of March 1, 2001, to the Master Pooling and Servicing Agreement dated as of August 21, 1997, among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, and Wells Fargo Bank Minnesota, National Association, as Trustee

 4.2 Certificate Purchase Agreement dated as of March 1, 2001, by and among Saks Credit Corporation, as Transferor, Saks Incorporated, as Servicer, Enterprise Funding Corporation, as Purchaser, and Bank of America, N.A., as Agent, Senior Class Agent, and individually as a Bank Investor